Exhibit 99.1

HCC Insurance Holdings, Inc. First Quarter 2011 Investor Presentation J l 7 July 7, 2011

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes, may be considered forward-looking statements. Also, when we use the words such as “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan”, “probably” or similar expressions, we are making forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation HCC Overview Specialty insurer since 1974 (NYSE: HCC) headquartered in Houston, TX Non-correlated specialty lines of business underwritten in more than 180 countries: Five segments: U.S. Property & Casualty, Professional Liability, Accident & Health, U.S. Surety & Credit and International Offices in the U.S., U.K., Spain and Ireland Financial Strength Ratings of “AA (Very Strong)” by Standard & Poor’s, “AA (Very Strong)” by Fitch Ratings, “A1 (Good Security)” by Moody’s, and “A+ (Superior)” by A.M. Best Company Assets of $9.3 billion, shareholders’ equity of $3.3 billion and market capitalization of $3.6 billion as of March 31, 2011 3

See Notice About This Presentation YTD 2011 Operating Highlights Japan, New Zealand and Australia Catastrophes in 1Q’11 of $33.5 million after-tax (1.0% of Shareholders’ Equity)1 Combined Ratio Excluding Cats of 84.8%; 94.7% with Cats Expense Ratio of 26.3% Accident Year Combined Ratio Excluding Cats of 83.1%; 92.9% with Cats Book Value per Share of $28.87 as of March 31, 2011 Five-Year Compounded BVPS Growth of 12.7%2 4 1 After reinsurance and all reinstatement premiums. As a percentage of 12/31/10 shareholders’ equity. 2 As of 3/31/11.

Segment Overview 2010

($ in millions)

HCC

	U.S. Property & Casualty	Professional Liability	Accident & Health	U.S. Surety & Credit	International	Total[1]
2010 GWP:	$ 538	$ 596	$ 762	$ 227	$ 453	$ 2,576
2010 NWP:	$ 329	$ 402	$ 761	$ 209	$ 324	$ 2,025
Key Lines:	Aviation Small Account E&O Public Risk EPLI Title Residual Value Disability Contingency Kidnap and Ransom Difference In Conditions Occupational Accident Brown Water Marine	U.S. D&O International D&O Large Account E&O Fiduciary Fidelity EPLI	Medical Stop-loss ST Domestic and International Medical HMO Reinsurance Medical Excess	Contract Surety Commercial Surety Bail Bonds Credit	Energy Property Treaty Liability Surety Credit Property Ocean Marine A&H	

[1] *Total does not include Exited Lines (GWP = $3M; NWP = $1M).*

HCC See Notice About This Presentation 5

Segment Comparison 2010 ($ in millions) Net Earned Premium 2010 Loss Ratio U.S. Property & Casualty U.S. Surety & Credit Net Earned Premium 2010 Loss Ratio Aviation 116 $ 55 % E&O 95 79 Public Risk 47 62 Other 82 28 U.S. Property & Casualty 340 $ 56 % Surety 160 $ 23 % Credit 40 42 U.S. Surety & Credit 200 $ 27 % Professional Liability International Net Earned Premium U.S. D&O 303 $ 61 % International D&O 47 61 2010 Loss Ratio Net Earned Premium Energy 53 $ 22 % Property 47 58 2010 Loss Ratio International D&O 47 61 Other 75 70 Professional Liability 425 $ 62 % Treaty Liability 82 43 Surety & Credit 69 42 Other 65 61 International 316 $ 45% 1 Accident & Health Net Earned Premium Medical Stop-loss 654 $ 74 % Other 106 71 A id t&H lth 760 $ 73% 2010 Loss Ratio Net Earned Premium Total 2,042 $ 59% 2010 Loss Ratio Total1 See Notice About This Presentation 6 Accident & Health 760 $ 73% 1 Total includes Exited Lines (NEP = $1M).

Segment Comparison YTD 1Q’11 ($ in millions) Net Earned Premium YTD 1Q'11 Loss Ratio U.S. Property & Casualty U.S. Surety & Credit Net Earned Premium YTD 1Q'11 Loss Ratio Aviation 27 $ 59 % E&O 20 60 Public Risk 11 74 Other 22 52 U.S. Property & Casualty 80 $ 59 % Surety 40 $ 25 % Credit 11 44 U.S. Surety & Credit 51 $ 29 % Professional Liability International Net Earned Premium U.S. D&O 71 $ 60 % International D&O 11 61 YTD 1Q'11 Loss Ratio Net Earned Premium Energy 12 $ 81 % Property 16 127 YTD 1Q'11 Loss Ratio International D&O 11 61 Other 19 92 Professional Liability 101 $ 66 % Treaty Liability 20 52 Surety & Credit 17 41 Other 12 222 International 77 $ 96 % Accident & Health Net Earned Premium Medical Stop-loss 175 $ 74 % Other 24 66 YTD 1Q'11 Loss Ratio Net Earned Premium Total 508 $ 68 % YTD 1Q'11 Loss Ratio Total See Notice About This Presentation 7 Accident & Health 199 $ 73%

See Notice About This Presentation Historical Performance 8 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB. Five-year peer average calculated by HCC as simple mean using SEC filings for peer companies. Gross Written Premium ($ in millions) GAAP Underwriting Ratios Net Written Premium ($ in millions) 1 CAGR (2005-2010): 4.8% CAGR (2005-2010): 6.2% 59.2% 59.6% 60.4% 59.7% 59.4% 59.7% 23.7% 23.9% 24.7% 24.3% 25.2% 24.3% 82.9% 83.5% 85.1% 84.0% 84.6% 84.0% 92.1% 57.3% 34.8% 2006 2007 2008 2009 2010 5 year HCC average 5 year peer average Loss Ratio Expense Ratio $2,038 $2,236 $2,451 $2,499 $2,560 $2,579 $622 $649 $0 $1,000 $2,000 $3,000 $4,000 2005 2006 2007 2008 2009 2010 YTD 1Q'10 YTD 1Q'11 $1,501 $1,813 $1,986 $2,061 $2,046 $2,026 $498 $539 $0 $1,000 $2,000 $3,000 $4,000 2005 2006 2007 2008 2009 2010 YTD 1Q'10 YTD 1Q'11

See Notice About This Presentation YTD 1Q’11 Underwriting Performance 9 HCC AGII MKL NAVG ORI1 WRB AFG RLI CB TRV Note: Calculated by HCC using 3/31/11 SEC filings for peer companies. 1 Development not disclosed in 3/31/11 SEC filing. Peer Group Comparison – YTD 1Q’11 Combined Ratios NA 94.7% 92.3% 145.2% 93.2% 101.0% 112.0% 128.1% 117.1% 110.8% 83.6% 94.1% 94.7% 99.2% 96.3% 101.5% 95.8% 114.8% 92.9% 143.4% GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY GAAP AY Loss Ratio Net Positive Development Expense Ratio

See Notice About This Presentation Strong BVPS Growth 10 Note: Calculated by HCC based on 5-year rolling average using 3/31/11 and prior SEC filings for peer companies. WRB HCC AGII CB MKL NAVG RLI TRV AFG ORI (4.0%) 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 Standard Deviation Average BVPS Growth

See Notice About This Presentation Characteristics That Make HCC Unique Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of underwriting performance and ROE Lowest expense ratio amongst industry peers1 Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced team 11 1 As of 3/31/11. Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

See Notice About This Presentation Effective Catastrophe Management 12 1 PML calculated as of 3/31/11. Based on RMS Cat Model Version 10.0 and internal assessment of PMLs, excluding reinstatement premium. Net After-Tax Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity Net After-Tax PML as % of Shareholders’ Equity 1.9% 2.9% 2.0% 2.8% 1 in 100 1 in 250 Earthquake Wind

Single Event Limit Below 5% of Shareholders’ Equity See Notice About This Presentation Catastrophe Exposure Management ($ in millions) 13 1 Represents pre-tax recorded losses from date of event through 3/31/11. Net losses are net of reinsurance and include reinstatement premiums. 2 Gross loss is not available. Year Key Catastrophes Gross 1 Net 1 2011 Japan earthquake/tsunami, New Zealand earthquake and Australia floods $105 $51 2010 Chile and New Zealand earthquakes and Deepwater Horizon rig disaster 76 23 2008 Hurricanes Gustav and Ike 90 13 2005 Hurricanes Katrina, Rita and Wilma 385 58 2004 Hurricanes Charley, Frances, Ivan and Jeanne 73 22 2001 9/11 terrorist attack 119 35 1994 Northridge earthquake 5 1 1992 Hurricane Andrew 2 NA 1

See Notice About This Presentation Investment Portfolio At March 31, 2011 ($ in millions) 14 1 Available for sale fixed income securities at fair value and held to maturity fixed income securities at cost. 2 Excludes realized and unrealized investment gains and losses. Average Rating AA+ Average Duration 5.4 years Average Life 7.2 years Average Yield2 4.0% Average Tax Equivalent Yield2 4.9% Average Duration 5.2 years Fixed Income Securities1 $ 5,480 Short-term and Other Investments 266 Total Investments $ 5,746 Fixed Income Securities Total Investments

See Notice About This Presentation Investment Analysis At March 31, 2011 ($ in millions) 15 1 % of fair value of fixed income securities. Category Cost Fair Value % of Fixed Income Securities 1 Municipal Bonds - Special Purpose Rev. 1,599 $ 1,614 $ 28% Residential MBS 1,075 1,103 20% Municipal Bonds - General Obligations 1,019 1,050 19% Corporate 728 749 14% U.S. Government and Agencies 461 468 9% Foreign Government 304 311 6% Commercial Mortgage-Backed Securities 135 144 3% Asset-Backed Securities 42 42 1% Total Fixed Income Investments 5,363 $ 5,481 $ 100%

See Notice About This Presentation Total Value Creation 16 1 Calculated by HCC using 3/31/11 and prior SEC filings for peer companies. Compounded Annual Return on Tangible Book Value per Share, Including Dividends1 1 Year 3 Year 5 Year 10 Year HCC 11.8% 16.1% 16.8% 17.4% AFG 18.2% 20.9% 17.4% 13.8% AGII 3.1% 3.3% NM NM CB 13.7% 13.8% 14.7% 12.4% MKL 1.7% 2.9% 12.0% 14.3% NAVG 5.7% 9.2% 12.9% 12.0% ORI -2.2% -2.6% 1.0% 6.6% RLI 17.5% 12.9% 13.4% 13.6% TRV 14.4% 14.4% 16.6% NM WRB 14.4% 10.7% 14.7% 18.3% Peer Average 9.6% 9.5% 12.9% 13.0%

See Notice About This Presentation Lowest Financial Leverage Of Peer Group 17 Note: Calculated by HCC using 3/31/11 SEC filings for peer companies. Peer Group Comparison – Debt to Total Capital Ratios as of March 31, 2011 17.5% 19.9% 20.3% 24.3% 12.3% 20.1% 10.9% 20.8% 31.5% 8.3% HCC AFG AGII CB MKL NAVG ORI RLI TRV WRB

See Notice About This Presentation Quality Reinsurance Security ($ in millions) 18 1 A.M. Best ratings are as of 3/31/11. 2 Includes paid losses recoverable, outstanding losses recoverable, incurred but not reported losses recoverable and ceded unearned premium. 3 Net recoverables is gross recoverables less total credits (includes letters of credit, cash deposits and other payables). 4 Includes letters of credit, cash deposits and other payables. Reinsurers as of 3/31/11 Reinsurer A.M. Best rating1 Gross recoverable2 Net recoverable3 Transatlantic Re A $ 155 $ 143 Hannover Ruck. A 112 87 Axis Re A 75 69 ACE P&C A+ 65 58 Arch Re A 57 51 Swiss Re America A 46 37 Highly rated reinsurance partners Reserve for uncollectible reinsurance of $2 million at 3/31/11 on over $1 billion of recoverables 44% of gross recoverables at 3/31/11 were collateralized or had available offsets from reinsurers4 Recoverables Declining as % of Equity 82% 80% 57% 39% 40% 34% 31% 34% 20% 40% 60% 80% 100% 2004 2005 2006 2007 2008 2009 2010 YTD 1Q'11

See Notice About This Presentation HCC’s Value Proposition 19 Non-correlated portfolio of business Maintains double-digit margin in very competitive market High quality investment portfolio Strong operating cash flow Experienced management team